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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2004

Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        On June 14, 2004, the Registrant issued a press release announcing the initiation of a Phase I clinical trial for its small molecule anticancer compound, ARRY-142886, the full text of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)
Exhibits.

99.1
Press release dated June 14, 2004 entitled "Array BioPharma Achieves Milestone For Initiation of Phase I Clinical Trial For Anticancer Compound ARRY-142886."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.
Date: June 14, 2004	By:	/s/ ROBERT E. CONWAY Robert E. Conway Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press release dated June 14, 2004 entitled "Array BioPharma Achieves Milestone For Initiation of Phase I Clinical Trial For Anticancer Compound ARRY-142886."

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  ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX